Exhibit 10.1(b)
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                              AMENDMENT NO. 1 TO
                           ASSET PURCHASE AGREEMENT

            This Amendment No. 1 to that certain Asset Purchase Agreement (the "Agreement") dated as of January 9, 1995 by and between Monetary Management Corp. ("Purchaser"), Happy's Check Cashing (the "Company"), Chase Money Loan, Inc. ("CML") and Adrian Rubin ("Rubin") is dated as of the 20th day of February 1995.

            WHEREAS, the parties hereto executed and delivered the Agreement in connection with the acquisition of the Assets utilized in the operation of the Stores (both as defined in the Agreement).

            WHEREAS, the parties to the Agreement now wish to amend certain terms and provisions of the Agreement.

            NOW THEREFORE, intending to be legally bound hereby, the parties to the Agreement hereby agree as follows: (All capitalized terms utilized but not defined herein shall have the meaning ascribed thereto in the Agreement.)

            1. Exhibit A to the Agreement (i.e. the Judgment Note) is amended and revised to read in its entirety in the form attached hereto.

            2. Notwithstanding anything to the contrary contained in Section 1.5, Section 2 and/or Section 14 of the Agreement, the parties hereby agree as follows:

                  a. As to Store No. 7, Rubin and Purchaser shall enter into a lease as described in Section 14 except that, in addition to the described terms, for the initial one (1) year period of the lease, Purchaser shall have the right to terminate the lease, without liability, upon thirty (30) days written notice to Rubin.

                  b. As to Store No. 15, Rubin and Purchaser have prepared a list of improvements, which is attached hereto and incorporated herein by referenced, to be made to the subject property on or before May 22, 1995. If such improvements/renovations are not made to Purchaser's reasonable satisfaction by such date, Purchaser shall have the right to terminate such lease.

                  c. In the event that, with regard to Store No. 7 and/or Store No. 15, Purchaser exercises its termination option, Rubin shall not rent either or both of such Stores to an entity or person intending to transact the business of check cashing, money transfer, welfare distribution or pawn.

            3. Notwithstanding anything to the contrary contained in the Agreement, the parties agree that Purchaser shall not assume Seller's lease regarding Store No. 29 and shall not acquire the Personal Property located at that Store and used in the operation of that Store. Seller shall be free to sell such Personal Property to a third party.



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            4. If within a period of two (2) years from the date hereof,
Purchaser decides to sell and/or lease pagers at some or all of the Stores, it will attempt in good faith to negotiate a mutually acceptable business arrangement with Seller regarding such business. If such negotiations fail, Purchaser shall be free to execute an agreement regarding such matters with a third party.

            5. Other than as set forth herein, the Agreement is ratified and confirmed and remains in full force and effect.

            IN WITNESS WHEREOF, the parties have executed this Amendment No. 1 intending to be legally bound hereby.

                            MONETARY MANAGEMENT CORP.


                            By:   /s/ Donald Gayhardt
                               ----------------------------------
                               Donald Gayhardt, Executive Vice President


                            HAPPY'S CHECK CASHING, A SOLE
                               PROPRIETORSHIP


                            By:   /s/ Adrian Rubin
                               ----------------------------------
                               Adrian Rubin, Sole Proprietor


                            CHASE MONEY LOAN, INC.


                            By:   /s/ Adrian Rubin
                               ----------------------------------
                               Adrian Rubin, President


                            ADRIAN RUBIN, AN INDIVIDUAL



                            /s/ Adrian Rubin
                            -------------------------------------


                            ALISON RUBIN, WIFE OF ADRIAN RUBIN



                            /s/ Alison Rubin
                            --------------------------------------




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